UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05339)

Concorde Fund, Inc.
(Exact name of registrant as specified in charter)

1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, TX 75240-2650
(Address of principal executive offices) (Zip code)

Gary B. Wood
1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, TX 75240-2650
(Name and address of agent for service)

(972)-701-5400
Registrant's telephone number, including area code

Date of fiscal year end: 9/30/2014

Date of reporting period:  9/30/2014

Item 1. Reports to Stockholders.

A NO-LOAD
MUTUAL FUND

ANNUAL REPORT
Dated September 30, 2014

November 7, 2014

Dear Shareholders,

We are pleased to present the Annual report of Concorde Funds, Inc. for the fiscal year ended September 30, 2014.

Concorde Value Fund

Concorde Value Fund, managed by Concorde Investment Management, produced a net return of 7.00% for the 6 months ended September 2014, surpassing returns in most of the relevant benchmarks, and 16.29% for the fiscal year ending that same date. The Fund, which typically invests in a modest allocation to small and medium size equities, which have been struggling recently, while implementing a flexible all capitalization approach to value oriented equities, tends to emphasize larger cap companies. The fund had several holdings reach target valuations and market volatility created some new buying opportunities that had better risk/reward and the fund had a somewhat larger cash position than preferable, reflecting our more defensive mindset, which was a slight drag on performance. The current macroeconomic backdrop remains one that invokes a more defensive posture than normal, and that is reflected in the Fund’s bias to larger, and historically more stable, companies that would be expected to cope with difficult times better than smaller organizations.

			Annualized	Annualized
	6 Months*	Full Fiscal Year*	5 Years Ending*	10 Years Ending*
	April 2014 Sept 2014	Oct 2013-Sept 2014	Sept 2014	Sept 2014

Concorde Value Fund	7.00%	16.29%	10.67%	4.22%
S&P 500	6.42%	19.73%	15.70%	8.11%
Russell 3000 Value Total Return	3.97%	17.66%	15.08%	7.79%
Russell 2000 Total Return	-5.46%	3.93%	14.29%	8.19%
Lipper Multi-Cap Value	2.85%	15.68%	13.82%	6.98%
NASDAQ Global Select Market	7.47%	19.65%	16.39%	9.38%

*	Source – Morningstar, Inc.; US Bancorp Fund Services, LLC

Performance across the major S&P 500 market sectors fell in a narrow band of double digit annual gains, resulting in the positive total returns seen above for that index.  The underperformance of smaller equities is reflected in the Russell 2000 index returns.  Sectors which had double digit returns that were the lowest among all groups were consumer discretionary, energy, and telecom services.  The Fund maintained less than index allocations for most of the year in telecom and close to index weightings in energy and consumer discretionary.  Performance lagged in consumer discretionary, outperformed in telecom services and approximated the energy index results.  In telecom services, our Directv position generated a significant gain as good performance was capped with a rise when an agreement to be purchased by AT&T was reached.  Smaller positions established later in the year in Comcast and Verizon contributed modest negative and flat results respectively.  Consumer discretionary results varied widely among the large number of Fund holdings.  Ford Motor and International Speedway positions were established at attractive valuations; however, they exhibited negative returns in the initial holding period.  Two long term Fund holdings, Walt Disney Co. and Hanesbrand produced the largest gains for the year as continued excellent company results, in addition to increasing investor awareness, pushed their stocks significantly higher.  Lowes, Fortune Brands Home & Security, and Time Warner all had modest positive contributions to the performance for this sector.

The energy holdings contributed a tightly grouped set of positive results in driving an industry return similar to the index results.  Occidental Petroleum contributed the smallest gain yet we believe the recently announced reorganization plans are likely just the start of what could be several years of value enhancing changes.  Kinder Morgan, which also announced a significant corporate consolidation, Devon Energy and Exxon Mobil all produced low double digit total returns.  All of our energy positions were weak during the last quarter as commodity prices, particularly oil, dropped considerably.  We believe our holdings should be able to weather this current weakness relatively well as a result of strong balance sheets and diversified operations.

The Fund held smaller exposures in the healthcare and consumer defensive sectors than the typical market allocation during the year.  Performance in healthcare exceeded the benchmark numbers and lagged in consumer defensive.  Quest Diagnostics was sold during the year leaving two healthcare positions to contribute for the full period.  HCA Holdings and Johnson & Johnson both appreciated significantly.  HCA rose over 50% as increased traffic from new legislation and improving operating results gained favor with investors.  The consumer defensive holdings also numbered only three stocks for the year as the Fund sold long time holding General Mills and added Unilever.  General Mills had reached our fair valuation range and was struggling with growth.  Unilever is seen as a better long term investment with both greater emerging market potential with diversified product offerings in both food and consumer personal products.  Although international markets may be difficult in the short term, clearly potential is greater in many developed and emerging international markets.  The other holding in this sector was AB Inbev, which contributed a solid mid-teens total return.  We have taken significant profits in AB Inbev as it has risen the last two years but they are performing well and warrant a modest allocation.

The Fund’s financial services holdings remained steady during the year and performed in line with a mid-teens positive contribution.  Individual stock appreciation was very consistent among the holdings which are all in some segment of insurance.  American International Group and Travelers, with an emphasis on property and casualty lines, continued to grow despite some slowdown in the firm pricing market of the last few years.  The low interest rate environment also is restricting the investment income available for the large amount of assets held by these industry leaders.  AON PLC, primarily involved in corporate insurance brokerage along with employee benefits consulting, continues to perform well globally and generates significant cash flow.  First American Financial is seeing a slowdown in domestic residential mortgage refinancing being offset by the more profitable commercial real estate transaction business.  The market price for First American is close to reaching our current valuation target and we are considering sale of at least part of the position.

The industrial holdings had varied performance which when combined approximated the mid-teens performance of the S&P Industrials segment.  United Parcel and United Technologies lagged the group as concerns of the sustainability of international growth weighed on these two global businesses.  Waste Management generated a slightly above group positive performance as results continued to grind higher with the economic and construction recoveries.  Waste Management stock is approaching our fair valuation range and will be monitored closely.  Finally, Union Pacific stock total return approached 40% for the year as economic growth spurred activity.  In particular, incremental demand from oil production growth and competitive cost advantages over trucking added to revenue and profitability growth.

Technology investments lagged modestly the strong returns provided by the sector within the S&P 500.  Two stocks added during the year, IBM and NCR, underperformed in their initial short holding period.  Both appear to be significantly undervalued based on conservative longer term prospects and fairly valued on current depressed operating results.  Both companies are attempting transformations to businesses with higher service components and these changes create a short term lack of clarity.  Microsoft, a long Fund holding, contributed an approximate 40% total return for the year as a change in leadership, good business results and continued focus on shareholder friendly capital management all attracted significant investor demand.  We have taken some profits as the stock has appreciated, but a position is still warranted as our valuation target has also risen.

Thank you for your continued support. We will continue to strive for the highest professional standards of performance and stewardship in the management of the Value Fund.

Best regards,

Gary B. Wood, Ph.D.
President

Concorde Value Fund
Performance Comparison
9/30/2014 Value of $10,000 Invested on 9/30/2004

AVERAGE ANNUAL TOTAL RETURN
1 Year	16.29%
3 Years	18.45%
5 Years	10.67%
10 Years	4.22%

NOTE:
The Russell 3000 Value Index measures the performance of the Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.  The S&P 500 consists of 500 selected stocks, most of which are listed on the New York Stock Exchange.  It is a widely recognized unmanaged index of stock prices.  Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CONCORDE VALUE FUND
PORTFOLIO HOLDINGS BY SECTOR

September 30, 2014

The portfolio’s holdings and allocations are subject to change.  The percentages are of net assets as of September 30, 2014.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES

September 30, 2014

		Fair	Percent of
	Shares	Value	Net Assets
COMMON STOCKS - 87.10%

AMUSEMENT & THEME PARKS
The Walt Disney Co.	3,500	$311,605	2.62%

AUTOMOBILE MANUFACTURING
Ford Motor Co.	19,000	281,010	2.37

BREWERIES
Anheuser Busch InBev NV - ADR (b)	2,700	299,295	2.52

CABLE & OTHER SUBSCRIPTION PROGRAMMING
Comcast Corp.	4,000	214,000	1.80
DIRECTV (a)	4,000	346,080	2.91
		560,080	4.71

CLOTHING ACCESSORIES STORES
Hanesbrands, Inc.	4,000	429,760	3.62

COMPUTER SYSTEMS DESIGN SERVICES
International Business Machines Corp.	1,200	227,796	1.92

COMPUTER TERMINAL & OTHER COMPUTER
PERIPHERAL EQUIPMENT MANUFACTURING
NCR Corp. (a)	11,100	370,851	3.12

CRUDE PETROLEUM & NATURAL GAS EXTRACTION
Devon Energy Corp.	5,400	368,172	3.10
Occidental Petroleum Corp.	4,000	384,600	3.24
		752,772	6.34
DEEP SEA FREIGHT TRANSPORTATION
Knightsbridge Tankers Ltd. (c)	13,000	115,050	0.97

DIRECT PROPERTY & CASUALTY
INSURANCE CARRIERS
American International Group, Inc.	9,000	486,180	4.09
Travelers Companies, Inc.	3,700	347,578	2.93
		833,758	7.02
DIRECT TITLE INSURANCE CARRIERS
First American Financial Corp.	15,000	406,800	3.42

GENERAL MEDICAL & SURGICAL HOSPITALS
HCA Holdings, Inc. (a)	6,000	423,120	3.56

HOME CENTERS
Lowe’s Companies, Inc.	6,200	328,104	2.76

HOUSEHOLD PRODUCTS MANUFACTURING
Unilever NV - ADR (b)	8,600	341,248	2.87

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

September 30, 2014

		Fair	Percent of
	Shares	Value	Net Assets
COMMON STOCKS (continued)

INSURANCE AGENCIES & BROKERAGES
Aon Corp. (c)	4,200	$368,214	3.10%

LINE-HAUL RAILROADS
Union Pacific Corp.	5,600	607,152	5.11

LOCAL MESSENGERS & LOCAL DELIVERY
United Parcel Service, Inc.	3,000	294,870	2.48

MOTION PICTURE & VIDEO PRODUCTION
Time Warner, Inc.	6,500	488,865	4.11

NATURAL GAS DISTRIBUTION
Kinder Morgan, Inc.	13,500	517,590	4.36

PERIODICAL PUBLISHERS
Time, Inc.	812	19,025	0.16

PETROLEUM REFINERIES
Exxon Mobil Corp.	1,600	150,480	1.27

PHARMACEUTICAL PREPARATION MANUFACTURING
Johnson & Johnson	3,800	405,042	3.41

RACETRACKS
International Speedway Corp.	6,500	205,660	1.73

SOFTWARE PUBLISHERS
Microsoft Corp.	8,400	389,424	3.28
Oracle Corp.	10,600	405,768	3.41
		795,192	6.69

SOLID WASTE LANDFILL
Waste Management, Inc.	5,500	261,415	2.20

TELECOMMUNICATIONS RESELLERS
Verizon Communications, Inc.	5,000	249,950	2.10

WOOD KITCHEN CABINET &
COUNTERTOP MANUFACTURING
Fortune Brands Home & Security, Inc.	7,400	304,214	2.56
TOTAL COMMON STOCKS (Cost $6,502,924)		10,348,918	87.10

PREFERRED STOCKS - 2.23%
AIRCRAFT ENGINE & ENGINE PARTS MANUFACTURING
United Technologies Corp.	4,500	265,005	2.23
TOTAL PREFERRED STOCKS (Cost $266,972)		265,005	2.23

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

September 30, 2014

		Fair	Percent of
	Shares	Value	Net Assets
REITS - 2.06%
LESSORS OF NONRESIDENTIAL BUILDINGS
Medical Properties Trust, Inc.	20,000	$245,200	2.06%
TOTAL REITS (Cost $257,976)		245,200	2.06

ROYALTY TRUST - 3.89%
COMMERCIAL & INSTITUTIONAL
BUILDING CONSTRUCTION
Texas Pacific Land Trust	2,400	461,856	3.89
TOTAL ROYALTY TRUST (Cost $345,002)		461,856	3.89

SHORT-TERM INVESTMENTS - 4.96%
The STIC Prime Portfolio - Institutional Class, 0.01% (d)	138,982	138,982	1.17
Fidelity Institutional Money Market -
Select Class, 0.01% (d)	450,000	450,000	3.79
TOTAL SHORT-TERM INVESTMENTS
(Cost $588,982)		588,982	4.96
Total Investments (Cost $7,961,856) - 100.24%		11,909,961	100.24
Liabilities in Excess of Other Assets - (0.24)%		(28,114)	(0.24)
TOTAL NET ASSETS - 100.00%		$11,881,847	100.00%

Notes:
ADR American Depositary Receipt
(a)	Presently non-income producing.
(b)	Foreign issued security listed directly on a U.S. securities exchange.
(c)	Foreign issued security traded over-the-counter in the U.S.
(d)	Rate shown is the 7-day yield as of September 30, 2014.

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

ASSETS
Investments in securities, at fair value (cost $7,961,856)	$11,909,961
Dividend & interest receivable	10,260
Prepaid expense	2,236
Other asset	3,347
TOTAL ASSETS	11,925,804

LIABILITIES
Investment advisory fee payable	9,018
Accrued expenses	34,939
TOTAL LIABILITIES	43,957
NET ASSETS	$11,881,847

Composition of Net Assets:
Net capital paid in on shares of capital stock	$7,249,781
Undistributed net investment loss	(13,524)
Accumulated undistributed net realized gain	697,485
Net unrealized appreciation	3,948,105
NET ASSETS	$11,881,847
Capital shares outstanding	719,926
Net asset value, offering price and redemption price per share	$16.50

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF OPERATIONS

For the Year Ended September 30, 2014

Investment Income
Dividends (net of foreign withholding taxes of $5,118)	$224,610
Interest	166
Total investment income	224,776

Expenses
Investment advisory fees (Note 5)	106,525
Administration fees	35,082
Fund accounting fees	28,273
Professional fees	26,760
Transfer agent fees	17,042
Other expenses	11,260
Printing, postage and delivery	10,314
Custody fees	3,059
Directors fees	2,369
Insurance expense	1,664
Federal and state registration fees	1,424
Total expenses	243,772
NET INVESTMENT LOSS	(18,996)
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments in securities	1,482,836
Net increase in unrealized appreciation on investments in securities	317,834
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	1,800,670
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,781,674

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sept. 30, 2014	Sept. 30, 2013
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(18,996)	$25,737
Net realized gain from investments	1,482,836	999,028
Unrealized appreciation on investments	317,834	528,754
Net increase in net assets resulting from operations	1,781,674	1,553,519
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(25,654)	(20,358)
Total distributions to shareholders	(25,654)	(20,358)
CAPITAL SHARE TRANSACTIONS-NET (Note 3)	(1,153,394)	(1,281,372)
Total increase in net assets	602,626	251,789
NET ASSETS
Beginning of year	11,279,221	11,027,432
End of year (including undistributed net investment
income (loss) of ($13,524) and $25,654, respectively)	$11,881,847	$11,279,221

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2014	2013	2012	2011	2010
PER SHARE OPERATING
PERFORMANCE(1):
Net asset value, beginning of year	$14.22	$12.34	$9.97	$10.65	$9.98
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.03	0.02	(0.03)	(0.03)
Net realized and unrealized gain (loss)
on investments	2.33	1.87	2.35	(0.65)	0.70
Total from investment operations	2.31	1.90	2.37	(0.68)	0.67
Less distributions:
From net investment income	(0.03)	(0.02)	—	—	—
Total distributions	(0.03)	(0.02)	—	—	—
Net asset value, end of year	$16.50	$14.22	$12.34	$9.97	$10.65
TOTAL RETURN	16.29%	15.46%	23.77%	(6.38)%	6.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$11,882	$11,279	$11,027	$9,331	$10,495
Ratio of expenses to average net assets	2.06%	2.09%	2.12%	2.07%	2.02%
Ratio of net investment income (loss)
to average net assets	(0.16%)	0.24	0.19	(0.24%)	(0.32%)
Portfolio Turnover	32%	34%	19%	37%	33%

(1)	Per share information has been calculated using the average number of shares outstanding.

The accompanying notes are an integral part of these financial highlights.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Summary of Significant Accounting Policies

NATURE OF BUSINESS

Concorde Value Fund (Fund) is a separate series of shares of common stock of Concorde Funds, Inc. (Company). The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The Fund’s Registration Statement under the Securities Act of 1933 was effective in December of 1987. The primary investment objective of the Fund is to produce long-term growth of capital. The Company may designate one or more series of common stock. The Company presently has no series other than the Fund. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

VALUATION OF SECURITIES

All investments in securities are recorded at their estimated fair value, as described in note 2.

FEDERAL INCOME TAXES

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes. The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes. Permanent book and tax differences, if any, result in reclassifications to certain components of net assets. For the year ended September 30, 2014, the Fund decreased undistributed net investment loss by $5,472, increased accumulated net realized gain by $34, and decreased net capital paid in on shares of capital stock by $5,506. These reclassifications have no effect on net assets, results of operations or net asset value per share. The permanent differences primarily relate to net operating losses. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Summary of Significant Accounting Policies (continued)

FEDERAL INCOME TAXES (continued)

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. As of September 30, 2014, open tax years include the tax years ended September 30, 2011 through 2013.

SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities.

DIVIDENDS AND DISTRIBUTIONS

Distributions to shareholders are determined in accordance with income tax regulations and recorded on the ex-dividend date. The Fund intends to distribute all of its net investment income, if any, as dividends to its shareholders on an annual basis. The Fund intends to distribute all of its  capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OPTION WRITING

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Summary of Significant Accounting Policies (continued)

OPTION WRITING (continued)

the premium is less than the amount paid for the closing purchase transaction as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Note 2 – Fair Value Measurements

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

Level 1 –	Quoted unadjusted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use in valuing the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities (common and preferred stock) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the last reported sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price, except for call options written for which the last quoted bid price is used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Mutual Funds – Mutual funds are generally priced at the ending net asset value provided by the service agent of the funds and are classified as Level 1 securities.

Bonds & Notes – Bonds and notes are valued at the last quoted bid price obtained from independent pricing services. Short-term notes and certificates of deposit are valued using amortized cost, which approximates fair value. Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 2 – Fair Value Measurements (continued)

Short-Term Debt Securities – Fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using amortized cost, which approximates fair value. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued at fair value as determined in good faith following procedures approved by the Board. Factors used in determining fair value vary by investment type and may include: trading volume of security and markets, value of other like securities and news events with direct bearing to security or market. Depending on the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 2 – Fair Value Measurements (continued)

The following table summarizes the inputs used to value the Fund’s investments measured at fair value as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks
Amusement & Theme Parks	$311,605	$—	$—	$311,605
Automobile Manufacturing	281,010	—	—	281,010
Breweries	299,295	—	—	299,295
Cable & Other Subscription Programming	560,080	—	—	560,080
Clothing Accessories Stores	429,760	—	—	429,760
Computer Systems Design Services	227,796	—	—	227,796
Computer Terminal & Other Computer Peripheral
Equipment Manufacturing	370,851	—	—	370,851
Crude Petroleum & Natural Gas Extraction	752,772	—	—	752,772
Deep Sea Freight Transportation	115,050	—	—	115,050
Direct Property & Casualty Insurance Carriers	833,758	—	—	833,758
Direct Title Insurance Carriers	406,800	—	—	406,800
General Medical and Surgical Hospitals	423,120	—	—	423,120
Home Centers	328,104	—	—	328,104
Household Products Manufacturing	341,248	—	—	341,248
Insurance Agencies & Brokerages	368,214	—	—	368,214
Line-Haul Railroads	607,152	—	—	607,152
Local Messengers & Local Delivery	294,870	—	—	294,870
Motion Picture & Video Production	488,865	—	—	488,865
Natural Gas Distribution	517,590	—	—	517,590
Periodical Publishers	19,025	—	—	19,025
Petroleum Refineries	150,480	—	—	150,480
Pharmaceutical Preparation Manufacturing	405,042	—	—	405,042
Racetracks	205,660	—	—	205,660
Software Publishers	795,192	—	—	795,192
Solid Waste Landfill	261,415	—	—	261,415
Telecommunication Resellers	249,950	—	—	249,950
Wood Kitchen Cabinet &
Countertop Manufacturing	304,214	—	—	304,214
Total Common Stocks	10,348,918	—	—	10,348,918
Preferred Stocks
Aircraft Engine & Engine Parts Manufacturing	265,005	—	—	265,005
Total Preferred Stocks	265,005	—	—	265,005
REITs
Lessors of Nonresidentail Buildings	245,200	—	—	245,200
Total REITs	245,200	—	—	245,200
Royalty Trust
Commercial & Institutional Building Construction	461,856	—	—	461,856
Total Royalty Trust	461,856	—	—	461,856
Short-Term Investments	588,982	—	—	588,982
Total Investments	$11,909,961	$—	$—	$11,909,961

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 2 – Fair Value Measurements (continued)

Transfers between levels are recognized at the end of the reporting period. There were no transfers between level 1 and level 2 during the year. There were no level 3 investments held by the Fund during the year ended September 30, 2014.

Note 3 – Capital Share Transactions

As of September 30, 2014, 30,000,000 shares of $1 par value capital stock were authorized, of which 9,841,293 shares are classified as the Fund’s series and the remaining balance is unallocated for future use. As of September 30, 2014, capital paid-in aggregated $7,255,287.

Transactions in shares of capital stock for the years ended September 30, 2014 and September 30, 2013 were as follows:

	Year Ended		Year Ended
	September 30, 2014		September 30, 2013
	Shares	Amount	Shares	Amount
Shares sold	12,727	$207,100	5,270	$70,000
Shares issued in reinvestment of dividends	1,742	25,654	1,670	20,358
	14,469	232,754	6,940	90,358
Shares redeemed	(88,015)	(1,386,148)	(107,373)	(1,371,730)
Net increase (decrease)	(73,546)	$(1,153,394)	(100,433)	$(1,281,372)

On November 13, 2013, a distribution of $0.03 per share was declared from net investment income. The dividend was paid on December 11, 2013, to shareholders of record on December 10, 2013.

Note 4 – Investment Transactions

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were $3,579,421 and $4,291,859, respectively. The aggregate cost of purchases and proceeds from sales of short-term investments were $4,185,294 and $4,679,368, respectively.

Note 5 – Investment Advisory Fees and Other Transactions with Affiliates

The Fund has an Investment Advisory Agreement (Advisory Agreement) with Concorde Financial Corporation dba Concorde Investment Management (Concorde) to act as the Fund’s investment advisor. Concorde provides the Fund with investment management and advisory services consistent with the Fund’s investment objectives, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund. For such services, Concorde receives an annual fee of 0.90% of the Fund’s average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $106,525 for the year ended September 30, 2014, of which $9,018 was payable at September 30, 2014.

Certain directors and officers of the Company are also directors, officers and/or employees of Concorde.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 6 – Federal Tax Information

At September 30, 2014, the Fund’s components of accumulated earnings (losses) on a tax basis were as follows:

Cost of Investments	$7,961,856
Gross tax unrealized appreciation	4,072,630
Gross tax unrealized depreciation	(124,525)
Net tax unrealized appreciation	$3,948,105
Undistributed ordinary income	—
Undistributed long-term gain	697,485
Total distributable earnings	$697,485
Other accumulated gains (losses)	$(13,524)
Total accumulated earnings (losses)	$4,632,066

At September 30, 2014, the Fund had no tax basis capital losses to offset future capital gains.  The Fund utilized a capital loss carryover in the amount of $785,385 during the year ended September 30, 2014.  The Fund had $13,524 of late-year loss deferrals and no post-October capital loss.

The tax character of distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

	September 30, 2014	September 30, 2013
Ordinary income	$25,654	$20,358

Note 7 – Subsequent Events

Management has evaluated the Fund’s events and transactions that occurred subsequent to September 30, 2014 through November 19, 2014, the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Directors of
Concorde Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Concorde Value Fund, a series of Concorde Funds, Inc. (Fund), including the schedule of investments in securities, as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Concorde Value Fund, a series of Concorde Funds, Inc. as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRAD A. KINDER, CPA

Flower Mound, Texas
November 19, 2014

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities, please call (972) 701-5400 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.

PROXY VOTING RECORDS

Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2014 is available without charge, upon request, by calling (972) 701-5400.  Furthermore, you can obtain the Fund’s proxy voting records on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal quarter on Form N-Q.  The Fund’s Form N-Q is available (i) without charge, upon request, by calling (972) 701-5400, (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov, or (iii) at the Securities and Exchange Commission’s public reference room.

HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

In an effort to decrease costs, the FUND intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-294-1699 to request individual copies of these documents.  One the FUND receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

FEDERAL TAX DISTRIBUTION INFORMATION

The Fund has designated 100% of the dividends declared from net investment income during the year ended September 30, 2014, as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.  Additionally, for corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2014 was 100%.

FUND EXPENSES (Unaudited)

As a shareholder of the FUND, you incur two types of costs: (1) transaction costs and exchange fees; and (2) ongoing costs, including management fees and other FUND expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the FUND and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended September 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the FUND’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the FUND’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the FUND and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees.  While the FUND does not currently assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense tables.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account	Ending Account	Expenses Paid During Period* –
	Value – 4/1/14	Value – 9/30/14	Six Months Ended 9/30/14
Actual	$1,000.00	$1,070.00	$10.61
Hypothetical (5% return before expenses)	$1,000.00	$1,014.82	$10.32
______________
*
Expenses are equal to the FUND’s annualized expense ratio of 2.04%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period ended September 30, 2014).

DIRECTORS AND OFFICERS (Unaudited)

DIRECTORS AND OFFICERS

The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and Officers and is available, without charge, upon request by calling (972) 701-5400.

	Position(s)	Term of Office		Other
Name,	Held with	and Length	Principal Occupation(s)	Directorships
Address and Age	the Fund	of Time Served	During Past 5 Years	Held by Director

“Disinterested Persons”

William Marcy, P.E., Ph.D.	Director	Indefinite, until	Executive Director of the Murdough	None
Age: 72		successor elected	Center for Engineering Professionalism
Address:			and the National Institute for
4980 Spue Ridge Road		Since 2006	Engineering Ethics, Texas Tech
Las Cruces, New Mexico			University. He is a former Provost
88011			and Senior Vice President for Academic
Affairs, Texas Tech University.

John H. Wilson	Chairman	Indefinite, until	President of U.S. Equity Corporation,	Capital Southwest
Age: 71	and Director	successor elected	a venture capital firm since 1983.	Corporation, Encore
Address:				Wire Corporation.
1000 Three Lincoln Centre		Since 1992
5430 LBJ Freeway LB3
Dallas, Texas 75240

“Interested Persons”

Gary B. Wood, Ph.D.*	President,	Indefinite, until	President, Secretary, Treasurer and	OmniMed Corporation
Age: 64	Chief	successor elected	a Director of the Advisor and	eOriginal, Inc.,
Address:	Compliance	(as Director)	Concorde Capital Corporation, an	Concorde Capital
1000 Three Lincoln Centre	Officer,		exempt reporting advisor to private	Corporation,
5430 LBJ Freeway LB3	Treasurer	One-year term	funds affiliated with the Advisor. He	International Hospital
Dallas, Texas 75240	and Director	(as officer)	is also Chairman of the Board and	Corporation Holding,
			Interim CEO of International	NV.
		Since 1987	Hospital Corporation Holding, NV
and its subsidiaries, which owns,
develops and manages private
healthcare facilities in Mexico,
Central America and Brazil.

John A. Stetter	Secretary	One-year term	Vice President and Portfolio
Age: 59			Manager for the Advisor.
Address:		Since 1998
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240
____________________
*	Dr. Wood is a director who is an “interested person” of FUND as that term is defined in the Investment Company Act of 1940.

(This Page Intentionally Left Blank.)

CONCORDE FUNDS, INC.
PRIVACY POLICY

We collect the following nonpublic personal information about you:

•
Information we receive from you or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products and services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

INVESTMENT ADVISOR
Concorde Investment Management
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240

OFFICERS
Gary B. Wood, Ph.D.
President and Treasurer
John A. Stetter
Secretary

DIRECTORS
William Marcy, P.E., Ph.D.
John H. Wilson
Gary B. Wood, Ph.D.

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
Mutual Fund Services, 3rd Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Brad A. Kinder, CPA
815 Parker Square
Flower Mound, Texas 75028

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TELEPHONE
(972) 701-5400
(Fund information)
(800) 294-1699
(Shareholder account information)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-294-1699.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2014	FYE 09/30/2013
Audit Fees	$17,000	$17,000
Audit-Related Fees	None	None
Tax Fees	$1,000	$1,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Brad A. Kinder, CPA applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2014	FYE 09/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2014	FYE 09/30/2013
Registrant	None	None
Registrant’s Investment Adviser	$1,500	$1,500

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to previous Form N-CSR filed November 18, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Concorde Funds, Inc.

By (Signature and Title)*    /s/Gary B. Wood
Gary B. Wood, President

Date     December 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Gary B. Wood
Gary B. Wood, Principal Executive Officer

Date     December 8, 2014

By (Signature and Title)*    /s/Gregory Wood
Gregory Wood, Principal Financial Officer

Date     December 4, 2014